                                                                   EXHIBIT 10(d)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                               AMENDMENT NUMBER 2

This Amendment Number 2 ("Amendment") between International Business Machines Corporation ("IBM") and TST/Impreso, Inc. ("Licensee") amends the Agreement ("Agreement") between the parties with an Effective Date of April 30, 1997. All capitalized terms in this Amendment shall have the same meaning as provided in the Agreement.

WHEREAS, IBM and Licensee desire to make certain modifications to the Agreement,

NOW THEREFORE, in consideration of the foregoing and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Section 9.1 is amended to read as follows:

              9.1 The term of this License shall start on the Effective Date hereof and shall continue in full force and effect until six
                    (6) years after Effective Date with two (2) automatic one
                    (1) year renewal options from the stated expiration date, unless either party provides the other with written notice of termination [****]or more before the end of any term. In the event of termination, the license term may be extended for an additional period by the mutual, written consent of the parties.

         2.   Exhibit 2, Licensed Products, shall be replaced by the attached
              Exhibit 2, Licensed Products, dated February 22, 1999.

         3. Exhibit 5, Trademark Usage Guidelines, shall be replaced by the attached Exhibit 5, Logo and Trademark Usage Guide.

         4. Page 1 of Exhibit 7, License Fee, shall be replaced by the attached page 1 of 4 of Exhibit 7, License Fee, dated February 22, 1999.

         5. All other terms and conditions of the Agreement, as amended, shall remain unchanged.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



IN WITNESS WHEREOF, both International Business Machines Corporation and TST/Impreso, Inc. have executed this Amendment by their respective authorized representatives.

INTERNATIONAL BUSINESS                             INTERNATIONAL BUSINESS
MACHINES CORPORATION                               MACHINES CORPORATION


By:    [****]                                      By: [****]


Date:  March 23, 1999                              Date:    March 17, 1999
       ---------------------------                          --------------------



TST/IMPRESO, INC.


By:    /s/ Marshall Sorokwasz
       ---------------------------
       Marshall Sorokwasz
       Chairman of the Board, President

Date:  March 3, 1999
       ---------------------------

                                    EXHIBIT 2

                                Licensed Products


Specialty Retail Packaged Cut Sheet Items (Category 1):

   IBM Matte Coated Ink Jet Paper

   IBM Gloss Coated Ink Jet Paper

   IBM Digital Photo Ink Jet Paper

   IBM Ink Jet Opaque Gloss Film

   IBM Transparency Film

   IBM Ink Jet T-Shirt Transfers

   IBM Ink Jet Coated Canvas

   IBM Fine Business Paper and Envelopes


Specialty Retail Packaged Products - Other than Cut Sheet (Category 2):

   IBM Thermal Fax Paper


Boxed Products (Category 2):

   IBM Computer Paper


Roll Products (Category 2):

   IBM Adding Machine/Cash Register Rolls

   IBM Roll Paper


TST
February 22, 1999

                                    EXHIBIT 5


Logo and Trademark Usage

Introduction

This Logo and Trademark Usage Guide is designed to help you communicate about IBM products, as well as supply you with camera-ready IBM logo sheets.

The IBM Brand is one of the most valuable in the world. Research shows that our brand is one of the most highly recognized worldwide. You can increase the effectiveness of all your marketing efforts by presenting the IBM Brand cohesively, and in accordance with these guidelines.

Ads:

The eight bar logo of IBM may not typically be used in co-branding advertisements. An exception can be found in order to identify the IBM products as IBM's in instances where multi-company advertised products are used in a single layout.

Catalogs:

The eight bar logo of IBM may be utilized in price lists and catalogs for the purpose of identifying the IBM products when placed in close proximity to those products.

Do not use IBM's eight bar logo in marketing or promotional activities other than as described above, and use the guidelines which follow in creating your materials.


Using the IBM Logo

A logo serves the same purpose as an individual's signature. It authenticates the source of a product, service, document or communication, and represents the company it stands for.

IBM has only one corporate logo. Multiple versions of a logo, like multiple versions of a signature, confuse its meaning and dilute its power. Don't alter the IBM log, even in humor.

Correct:           (Visual picture of the correct way to show/use logo.)

Incorrect:        (Visual pictures showing incorrect ways to show/use logo.)

Responsibility for customer satisfaction should be clear and unambiguous. Because they can be confusing, multiple identities or joint logos should generally be avoided. Use of the logo with any non-IBM identity (even when owned wholly by IBM) is restricted. Such use requires special consideration by IBM Corporate Brand Management.

Incorrect:        (Visual pictures showing incorrect ways to show/use logo.)


There are specific financial and legal, as well as identity, requirements that apply to authenticating statements or endorsement lines for affiliated companies. Use of the logo for this purpose will generally be avoided, and requires IBM legal approval.

Correct:          (Visual picture showing correct way to show/use logo.)

Incorrect:        (Visual picture showing incorrect way to show/use logo.)


Generally, the logo should be separated from other elements by a distance approximately equal to its height. This distance, as shown here, should be considered the minimum uninterrupted space surrounding the logo.

Correct:          (Visual picture showing correct way to show/use logo.)


In all applications, the logo should be freestanding and sufficiently distant from all other text and graphics.

Correct:          (Visual picture showing correct way to show/use logo.)

Incorrect:        (Visual picture showing incorrect way to show/use logo.)


At no time may any tagline by used in conjunction with the IBM logo, such as in the following examples of incorrect use.

Example 1:        (Visual picture showing incorrect way to show/use logo and tagline.)

Example 2:        (Visual picture showing incorrect way to show/use logo and tagline.)


Use only authorized electronic or camera-ready reproductions of the logo included in this guide. When using electronic versions, be careful not to alter the proportions of the logo.

Correct:          (Visual picture showing correct logo reproduction.)

Incorrect:        (Visual picture showing incorrect logo reproduction.)

Special care should be taken when the logo appears on monitors and video screens. When the resolution does not allow for accurate reproduction, use the letters "IBM" in the same typeface used for any accompanying copy.

Correct: (Visual picture showing correct logo typeface for accurate reproduction.)

Incorrect:        (Visual picture showing incorrect logo typeface reproduction.)


The IBM Brand Identity is represented by the graphic elements shown below. Please avoid the use of these elements, and develop distinct identities of your own.

(Visual picture of graphic elements: Eight-bar graphic, eight-bar logo, and type face- Berthold Bondoni Antiqua.)


Logo Color

The logo generally appears in black, white or IBM blue.

For IBM blue, use PANTONE(R) 2718. This standard Pantone color replaces the previous blue colors that are currently in use.

Since formulas vary by printer, be sure to attach a Pantone color swatch to all artwork in order to ensure accurate color matches.

When four-color process printing is used, have the printer match PANTONE(R) 2718 as accurately as possible.

On full-color advertising, the logo should always appear in IBM blue.

When the logo is dropped out to white from a background color or photograph, a special negative version must be used to maintain high-quality reproduction. Positive and negative logos require different artwork and are not interchangeable.

Positive Logo:             (Visual picture of positive logo.)

Negative Logo:             (Visual picture of negative logo.)


Special care is needed when the logo appears over images or pictures. If the background is dark, the logo should drop out to white. If the background is light, the logo should overprint in black. Be sure the background around the logo is uniform in tone and does not obscure any part of the logo.

Correct: (Visual picture of the logo appearing over images or pictures.)

Incorrect:          (Visual picture of the logo appearing incorrectly over
                    images or pictures.)



Registration Mark

The logo must appear on all IBM-related literature, accompanied by the (R) registration mark (or appropriate mark for your geography), positioned as shown below.

When the logo appears on both the front and back covers of a printed piece, the
(R) is required only on the back cover.

In cases where there is no back cover, such as a poster or banner, the (R) appears on the front.

While a registration mark is not required in all geographies, we recommend that it be used worldwide.

(Visual picture of the logo with three alternatives for placement of registration mark.)


Copyright Notice

A copyright notice should appear on all advertising and communication materials, as in the example below.

(C) International Business Machines Corporation 1997.


Trademarks

The IBM striped logo is a registered trademark of the International Business Machines Corporation. A footnote/attribution, such as the following, must appear on all materials to identify the trademark:

         The IBM Logo is a registered trademark of the International Business Machines Corporation and is used under license.


The letters "IBM" are also a registered trademark and are often used to identify the corporation and its offerings. IBM(R) or IBM* constitute approved use of the IBM trademark.

If IBM and other IBM trademarks are referenced in text, and asterisk (*) can be placed adjacent to them, with the following approved language:

         The marked (*) terms are trademarks or registered trademarks of IBM Corporation in the United States and/or other countries and are used under license.

First reference in text to all IBM product and service names should be preceded by IBM and followed by the proper trademark symbol. You may use (R) and (TM) as appropriate or an * with a footnote as above.

IBM requires you to footnote a trademark reference on all collateral materials. This may be included with other legal text within the document, or on the back cover.

Marketing and Advertising Guidelines

Introduction

This section of the Logo and Trademark Usage Guide includes concise information on marketing and advertising activities related to IBM supplies. Follow these guidelines to make the most of your promotional efforts.

The following pages include information on these areas:

Direct Mail Advertising

Print Advertising

Catalogs

Telemarketing

Trade shows

Website usage

Seminars and Meetings

Reseller Training and Seminars

Yellow Pages Display Advertising

Radio and Television Advertising

Direct Mail Advertising

Prior approval is not required for direct mail advertising.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Requirements

 --  Mailer must describe features and benefits of the product.
 -- Mailer must include halftone, line art illustration or four-color photograph of the featured product(s).
 -- Each piece included in the mailing that features IBM supplies must contain the word "IBM" and the IBM logo at least once.
 -- When other products are described in the same mailing, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.

Print Advertising (Newspaper and Magazine)

Prior approval is not required for print advertising.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Requirements

 --  Ad must describe features and benefits of the product.
 -- Ad must include halftone, line art illustration or four-color photograph of the featured product(s).
 --  The word "IBM" must appear at least once in the ad to qualify.
 -- When other products are described in the same ad, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.

Catalogs

Prior approval is not required for catalogs.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Requirements

 --  Catalog pages must describe features and benefits of the product.
 -- Catalog pages must include halftone, line art illustration or four-color photograph of the featured product(s).
 -- The word "IBM" must appear at least once on each page featuring IBM supplies to qualify.
 -- When other products are described on the same page, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.


Telemarketing

Prior approval is not required for telemarketing.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Requirements

 -- The telemarketing campaign must be part of a multimedia marketing or promotional activity (such as in conjunction with a trade show, product mailing, or research concerning IBM Supplies only), and cannot be used exclusive of other media.
 -- IBM Supplies must be identified at least as often as the name of the reseller.
 -- No other media supplies or direct competitors of IBM can be mentioned at any point during the telemarketing campaign.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.


Trade Shows

Prior approval is not required for trade shows.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Trade Show Materials Requirements

 -- All trade show promotional materials must describe features and benefits of the product.
 -- Trade show promotional materials must include halftone, line art illustration or four-color photograph of the featured product(s).
 -- The word "IBM" must appear at least once in trade show promotional materials.
 -- When other products are described in the same pieces, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.


Trade Show Booth Requirements

 -- IBM Supplies must be featured in equal share to other products being promoted in the show.
 --  The IBM logo must appear prominently in the booth.
 -- When other competitors are featured in the booth, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.

Website Usage

To create links to any IBM website, use the animated graphic and guidelines found at http://www.ibm.com/connect.html

To find printer supplies information, create link to the following URL: http://www.printers.ibm.com


Seminars and Meetings

Prior approval is not required for seminars and meetings.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Seminar and Meeting Materials Requirements

 -- All seminar and meeting materials must describe features and benefits of the product.
 -- The word "IBM" must appear at least once in seminar and meeting materials to qualify.
 -- When other products are described in the same presentation, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.

Seminar and Meeting Requirements

 -- IBM Supplies must be featured in equal share to other products being promoted in the presentation.
 -- When other competitors are also featured in the same presentation, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.


Reseller Training and Seminars

Prior approval is not required for reseller training and seminars.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Reseller Training and Seminar Materials Requirements

 -- All training and seminar materials must describe features and benefits of the product.
 -- The word "IBM" must appear at least once in reseller training and seminar materials.
 -- When other products are described in the same presentation, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark usage Guide.
 -- IBM Supplies must be featured in equal share to other products being promoted in the presentation.
 -- When other competitors are also featured in the same presentation, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.

Yellow Pages Display Advertising

Prior approval is not required for Yellow Pages advertising.

For IBM-produced advertising materials such as line art and IBM logos, please refer to the appropriate sections of this guide.

Requirements

 --  Minimum size is 1/8 of a page.
 --  Ad must feature correct IBM logo.
 -- Ad must include halftone or line art illustration of the featured product(s).
 -- The word "IBM" must appear at least once on each page featuring IBM supplies.
 -- When other products are described on the display ad, the IBM logo must be as large as all other competitors' logos/insignias.
 -- Ad must be featured under computer-related heading(s) of Yellow Pages or appropriate publications.
 -- Use of logos and trademarks must meet the restrictions and requirements outlined in this Logo and Trademark Usage Guide.


Radio and Television Advertising

Prior approval is not required for radio and television advertising.

Requirements

 --  Media must be licensed and serve your primary marketing area.
 -- Minimum length for broadcast announcement is 10 seconds. IBM Supplies must be mentioned at least once in a 10 or 15-second commercial; at least twice in a 30-second commercial; at least three times in a 60-second commercial.
 -- Any or all of the IBM Supplies must be mentioned at least as often as the name of the reseller.
 -- IBM Supplies must be featured in equal share to other products mentioned in the spot.
 -- Radio copy must mention your business as an IBM Authorized Dealer or Wholesaler. Television spots should show the IBM logo.


Product Line Art

Introduction

This section of your IBM Supplies Guide contains black-and-white line art that you may use to create custom advertising promoting IBM Supplies.

These elements may be used in traditional paste-up as camera-ready art.


Digital Images or Film

For access to digital files or film of IBM Brand Paper products, please e-mail your request to IBM Print @US.IBM.Com



(Visual pictures of IBM Logos)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                    EXHIBIT 7

                                   License Fee




                                     [****]










Dated February 22, 1999


                                   Page 1 of 4